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                                                                   EXHIBIT 23(a)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-70203, 333-73053 and 333-45276) and in the
Registration Statement on Form S-3 (No. 333-82126) of King Pharmaceuticals, Inc. of our report dated February 19, 2004 (except for Note 26, which is as of September 2, 2004) relating to the consolidated financial statements which appear in this Current Report on Form 8-K.


/s/ PricewaterhouseCoopers LLP

Greensboro, North Carolina
September 2, 2004